SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                   FORM 8-K/A

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                         Date of Report: August 12, 2003


                               MKTG SERVICES, INC.
                               ------------------
               (Exact name of Registrant as specified in charter)


     Nevada                       0-16730                       88-0085608
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 (State or other                (Commission                  (I.R.S. Employer
 jurisdiction of                 File No.)                  Identification No.)
 incorporation)



                               333 Seventh Avenue
                            New York, New York 10001
                    (Address of Principal Executive Offices)


                                  917/339-7100
              (Registrant's telephone number, including area code)



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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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(a) Not applicable
(b) Not applicable
(c) The following document is filed herewith as an exhibit to this Form 8-K:

            16.1 Letter from PricewaterhouseCoopers LLP, dated August 19,
            2003.
            16.2 Letter from PricewaterhouseCoopers LLP, dated
            September 11, 2003.




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                                   SIGNATURES

         In accordance with the requirements of the Exchange Act, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    MKTG SERVICES, INC.
                                    (Registrant)


Date:  September  24, 2003          By: /s/   J. Jeremy Barbera
                                    ------------------------------------------
                                    J. Jeremy Barbera
                                    Chairman of the Board and
                                    Chief Executive Officer